BOND PURCHASE AGREEMENT

                             between

                  MIRAGE RESORTS, INCORPORATED

                               and

              SOUTH JERSEY TRANSPORTATION AUTHORITY



                     Dated October 10, 1997


























                         EXHIBIT 10.15

      The following Table of Contents has been inserted for con-venience only and does not constitute a part of this Agreement.

                       TABLE OF CONTENTS

                                                             Page

1. Background                                                   1

2. Definitions                                                  2

3. Agreement to Purchase Bonds; Purchase Price                  5

4. Details of Bonds.                                            6

5. Escrow Agreement                                             9

6. Initial Issuance of Bonds]                                   9

7. Representations and Warranties of the Purchaser             10

8. Expenses                                                    10

9. Conditions Precedent                                        10

10. No Oral Change; Assignment                                 11

11. Notices                                                    11

12. Law Governing                                              11

13. Headings                                                   11

14. Counterparts                                               11

15. Limitation of Liability of the Authority                   11

16. Other Agreements                                           11

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

                    BOND PURCHASE AGREEMENT


      THIS BOND PURCHASE AGREEMENT is dated October 10, 1997, between MIRAGE RESORTS, INCORPORATED ("Mirage" or the "Purchaser") and the SOUTH JERSEY TRANSPORTATION AUTHORITY (the "Authority"), with respect to the purchase and sale of the Authority's Road Development Special Revenue Bonds (Atlantic City/Brigantine Connector Project - CRDA H-Tract Revenue Pledge Agreement) (the "Bonds") in the maximum initial issuance amount of $55,000,000 on the terms and subject to the conditions herein set forth:

     1.   Background.

           (A) The Authority was created pursuant to the South Jersey Transportation Authority Act, L. 1991, C. 252, as amended and supplemented (the "Act"), as a successor to the New Jersey Expressway Authority and the Atlantic County Transportation Authority, to provide more coordination of the region's transportation system and to deal particularly with the highway system, aviation facilities and the transportation problems of Atlantic County through the acquisition, construction, maintenance, operation and support of expressway and transportation projects and economic development facilities directly related to transportation projects authorized by the Act. Pursuant to Section 7 of the Act, the Authority is authorized, inter alia, to acquire, maintain, operate and support projects, to acquire, construct, maintain and operate feeder roads, to issue bonds or notes for the purposes of the Act and to provide for the rights of the holders thereof as provided in the Act.

           (B) The Authority, the State of New Jersey, acting through the Department of Transportation (the "State") and Mirage propose to undertake a certain project (the "Project") consisting of certain traffic infrastructure improvements to be constructed in Atlantic City, New Jersey and, upon completion, to be accepted, owned, maintained and operated by the Authority, all pursuant to, as provided in and subject to the terms and conditions of a Road Development Agreement, dated as of January 10, 1997, as amended (the "Road Development Agreement"), among the Authority, the State and Mirage and thereafter assigned by Mirage to Atlandia Design and Furnishings, Inc., a wholly owned subsidiary of Mirage.

           (C) Pursuant to the Road Development Agreement, a portion of the financing for the Project is to be made available by the Developer (as hereinafter defined), in a manner and on terms and conditions satisfactory to the Developer, CRDA (as hereinafter defined), the Authority and the State, repayable from and collateralized by future investment alternative tax obligations of casinos, whether owned by the Developer, any affiliate of the Developer or others, on the Marina Land (as hereinafter defined). The Developer, CRDA, the Authority and the

State have determined to effectuate the foregoing portion of the financing for the Project through the issuance by the Authority of the Bonds in the maximum initial issuance amount of $55,000,000, which bonds shall be purchased by Mirage and/or its permitted assignee(s) pursuant to the Road Development Agreement and shall be payable and secured by a donation (the "Donation") to be received by the Casino Reinvestment Development Authority ("CRDA") from a casino licensee as to which Mirage is or will become a holding company under N.J.S.A. 5:12-26, alone or together with other casino licensees operating casino hotels on the Marina Land (collectively, the "Donors"), to be made if and when the Donors become casino licensees, in an amount equal to the aggregate principal amount of such bonds, plus the equivalent of interest thereon at a rate per annum not in excess of the CRDA Bond Rate (as hereinafter defined) from the purchase date of such bonds to the date of their repayment, the amount of such Donation to be applied as a credit against the Donors' respective Atlantic City non-housing investment alternative obligations pursuant to the terms of such Donation, the related Donation Agreements (as hereinafter defined) and the other documents and agreements to be executed and delivered in connection therewith.

           (D) Mirage and the Authority are entering into this Agreement to evidence their agreement to purchase and sell the Bonds as aforesaid and to induce each other to proceed to the Closing (as defined in the Road Development Agreement) and to take other actions in connection with the financing of the Project.

     2. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Resolution (as hereinafter defined). In addition, for purposes of this Agreement the following terms shall have the meanings specified below:

     "Act"  means the South Jersey Transportation Authority  Act,
Ch.252,L, 1991, as the same may be amended and supplemented from time to time.

      "Agreement" means this Bond Purchase Agreement, as the same may be amended from time to time.

     "Authority" means the South Jersey Transportation Authority, a public body corporate and politic, with corporate succession, which pursuant to Section 4 of the Act constitutes an instrumentality of the State and in the exercise of the powers conferred by the Act shall be deemed and held to be performing an essential governmental function of the State.

     "Authorized Officer" means any member of the Authority or any officer or employee of the Authority authorized to perform specific acts or duties by the Authority's by-laws or by resolution.

       "Bond Counsel" means any lawyer or firm of lawyers nationally recognized in the field of municipal finance and satisfactory to the Authority.

     "Bondholder" or "Holder" or "Owner" shall mean any person who shall be the registered owner of any Bond or Bonds. In addition, to the extent any payment of principal of or interest on any Bonds shall have been made from the payments or drawings made under the Guarantee or any Financing Facility, the issuer of such Guarantee or Financing Facility shall be subrogated to the rights of the Holders of such Bonds and shall be deemed to be a Bondholder for all purposes of the Resolution.

      "Bonds"  means  the  Authority's Road  Development  Special
Revenue Bonds (Atlantic City/Brigantine Connector Project -  CRDA
H-Tract Revenue Pledge Agreement) in the maximum initial issuance amount of $55,000,000.

      "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereof, and the Regulations promulgated thereunder or applicable thereto, as the same may be in effect from time to time and applicable to any Bonds issued under the Resolution.

     "Conversion Date" means January 1, 2005.

     "Cost" or "Cost of the Project" means all or any part of the expenses incurred in connection with the acquisition, construction and maintenance of any real property, lands, structures, real or personal property rights, rights-of-way, franchises, easements, and interests acquired or used for the Project; any financing charges and revenues for the payment of principal or interest on the Bonds; the expenses of engineering, appraisal, architectural, accounting, financial and legal services; and other expenses as may be necessary or incident to the acquisition, construction and maintenance of the Project, the financing thereof and the placing of such Project into operation.

      "CRDA" means Casino Reinvestment Development Authority, a public body established in, but not of, the Department of the Treasury of the State of New Jersey .

       "CRDA Bond Rate" means (i) in the case of Bonds the interest on which is, in the opinion of Bond Counsel to be delivered simultaneously with the issuance and delivery of such Bonds, excludable from gross income for federal income tax purposes pursuant to Section 103 of the Code, the CRDA Tax-Exempt Rate, and (ii) in all other cases, the CRDA Taxable Rate.

     "CRDA Taxable Rate" means, as of any Delivery Date, an interest rate per annum equal to sixty-six and two-thirds (66-2/3%) percent of the average rate of Moodys' A-rated Utility Index for bonds available for purchase during the last 26 weeks preceding such Delivery Date.

     "CRDA Tax-Exempt Rate" means, as of any Delivery Date, an interest rate per annum equal to sixty-six and two-thirds (66-2/3%) percent of the average rate of the Bond Buyer weekly 25 Revenue Bond Index for bonds available for purchase during the last 26 weeks preceding such Delivery Date.

     "Debt Service Fund" means the Fund so designated and established pursuant to the Resolution.

     "Debt Service Requirement" means, with reference to any Interest Payment Date, interest payable on the Bonds on such Interest Payment Date.

     "Delivery Date" shall mean, with respect to any Bond, the date on which such Bond is delivered to the Purchaser upon initial issuance.

     "Developer" means Atlandia Design and Furnishings, Inc.

     "Donation" means the donation or donations to be received from time to time by CRDA from the Donors, in an aggregate amount equal to the initial issuance amount of the Bonds, plus the equivalent of interest thereon at a rate per annum equal to the CRDA Bond Rate from each Delivery Date of the Bonds to the date of their repayment.

     "Donation Agreement" means the agreement or agreements entered into or to be entered between CRDA and each Donor, pursuant to which each Donor shall agree to make a donation to CRDA as set forth in its Donation Agreement, the amount of such donation to be applied as a credit against such Donor's respective Atlantic City non-housing investment alternative obligations.

     "Donors" means (i) a casino licensee as to which Mirage is or will become a holding company under N.J.S.A. 5:12-26 that operates a casino hotel on the Marina Land, and (ii) each other casino licensee operating a casino hotel on the Marina Land that executes a Donation Agreement with CRDA, in each case if and when such Donor becomes a casino licensee.

     "Escrow Agreement" shall mean the Escrow Fund Agreement entered into or to be entered into by and among the Authority, the State, the Developer, and CoreStates Bank, N.A., as Escrow
Agent, as the same may be amended from time to time.

     "Financing Facility" means any letter of credit or municipal bond insurance policy securing the payment of principal of and interest on the Bonds which may be obtained by Mirage or any other Donor as provided in Section 4(E)(ii) of this Agreement.

     "General Resolution" means the General Resolution of the Authority entitled, "Resolution Authorizing Revenue Bonds and
Other  Obligations" adopted December 3rd, 1992 as Resolution  No.
1992-64, as amended and supplemented.

     "Guarantee"  shall have the meaning given to  such  term  in
Section 4(E)(ii) of this Agreement.

     "Interest Payment Date" means the January 1, April 1, July 1 or October 1 next following the Conversion Date and each January
1, April 1, July 1 and October 1 thereafter.

      "Marina Land" shall have the meaning set forth in the  Road
Development Agreement..

     "Mirage"  means  Mirage  Resorts,  Incorporated,  a   Nevada
corporation.

     "Pledge Agreement" means the Pledge Agreement entered into or to be entered by the Authority and CRDA, pursuant to which CRDA shall pledge to the Authority, as security for the payment of the principal, premium, if any, and interest on the Bonds, any and all amounts received by CRDA pursuant to the Donation Agreement.

     "Pledged Property" means the Pledge Agreement, the Guarantee or any Financing Facility, if any, the Revenues and all moneys and securities from time to time on deposit in the Funds and Accounts established under the Resolution, other than the Rebate Fund, including Investment Securities held in any such Fund or Account thereunder, together with all proceeds and revenues of the foregoing and all of the Authority's right, title and interest in and to the foregoing, and all other moneys, securities or funds pledged for the payment of the Bonds in accordance with the terms and provisions of the Resolution.

      "Prepayment Date" means each January 1, April 1, July 1 and
October 1.

     "Project" means the traffic infrastructure improvements to be constructed in Atlantic City, New Jersey and, upon completion, to be accepted, owned, maintained and operated by the Authority, all pursuant to, as provided in and subject to the terms and conditions of the Road Development Agreement.

     "Purchaser" means Mirage.

      "Resolution" means the resolution of the Authority adopted on October 8, 1997 and entitled "RESOLUTION OF SOUTH JERSEY TRANSPORTATION AUTHORITY AUTHORIZING ROAD DEVELOPMENT SPECIAL REVENUE BONDS (Atlantic City/Brigantine Connector Project - CRDA H-Tract Revenue Pledge Agreement), as amended and supplemented, authorizing the issuance and sale of the Bonds.

     "Revenues" means (i) all receipts, revenues, income and other moneys received or receivable by or on behalf of the Authority or the Trustee pursuant to the Pledge Agreement, (ii) all receipts, revenues, income and other moneys received or receivable by or on behalf of the Authority or the Trustee pursuant to the Guarantee or any Financing Facility, if any, and

(iii) all earnings on the investment of moneys in the Funds and Accounts (other than the "Rebate Fund") established under the Resolution.

     "Road Development Agreement" means the Road Development Agreement, dated as of January 10, 1997, among the Authority, the State and Mirage, and thereafter assigned by Mirage to the Developer, as the same has been and may be amended from time to time.

     "Series Certificate" means a certificate executed by an Authorized Officer of the Authority making certain determinations in connection with the issuance of a Series of Bonds pursuant to the Resolution providing for, among other items, the issuance of such Series of Bonds. Each Series Certificate, upon execution and delivery, shall be deemed to be a part of the Resolution.

      "State" means the State of New Jersey, acting through the Department of Transportation.

     "Trustee" means the Trustee appointed or to be appointed under the Resolution, and its successor or successors, and any other corporation which may at any time be substituted in its place pursuant to the Resolution.

     3.   Agreement to Purchase Bonds; Purchase Price.

           (A) Purchase and Sale of Bonds; Purchase Price. Subject to the terms and conditions contained in this Agreement, the Purchaser hereby agrees to purchase from the Authority, and the Authority hereby agrees to sell to the Purchaser, the Bonds in the maximum aggregate initial issuance amount of $55,000,000 at a purchase price, as to each Bond, equal to the "Total Principal Amount" thereof as set forth in such Bond, without discount or premium, when and if issued by the Authority. The Bonds shall be issued in the form described in the Resolution and shall be issued pursuant to the Resolution.

            (B) Closing. The sale of each Series of the Bonds shall take place on the applicable Delivery Date at the offices of Wolff & Samson, P.A., 5 Becker Farm Road, Roseland, New Jersey 07068 or at such other location as the Authority and the Purchaser shall agree upon. The Purchaser shall make payment of the purchase price for each Series of the Bonds on the applicable Delivery Date of such Series of Bonds in immediately available funds by wire transfer to the Trustee for the account of the Authority, against delivery of one or more Bonds duly authenticated by the Trustee having an aggregate "Total Principal Amount" equal to such purchase price. Each Series of Bonds shall be issued at such time and in such amount as shall be provided for in the Road Development Agreement and the Escrow Agreement.

     4.   Details of Bonds.

          (A) Purpose of Bonds. The Bonds shall be issued in one or more Series from time to time to pay for Costs of the Project.

           (B) Denominations, Date, Issue Date, Interest Rate. The Bonds shall be issued in denominations such that the Accreted Value of each such Bond at the expiration of the Accretion Period shall be $100,000 or any integral multiple of $5,000 in excess thereof. During the Accretion Period, interest shall accrue on the Bonds of each Series, commencing on the Delivery Date of the Bonds of such Series, at the CRDA Bond Rate in effect on the Delivery Date of the Bonds of such Series, and shall compound at the CRDA Bond Rate in effect on the Delivery Date of such Series on each Compounding Date. The Accreted Value of each Bond shall accrue quarterly on the basis of a year of 360 days consisting of twelve 30 day months. From and after the Conversion Date, interest on the Principal Amount of each Bond shall accrue and shall be payable on each Interest Payment Date, but only to the extent that moneys are on deposit in the Debt Service Fund on such Interest Payment Date, and on redemption prior to maturity, at the CRDA Bond Rate in effect on the Delivery Date of such Bond (calculated on the basis of a 360 day year consisting of twelve 30 day months). In the event that on any Interest Payment Date there shall not be available on deposit in the Debt Service Fund an amount sufficient to pay the interest payable on such Interest Payment Date in full, interest shall accrue on the unpaid portion of such interest at the CRDA Bond Rate in effect on the Delivery Date of such Bond (calculated on the basis of a 360 day year consisting of twelve 30 day months) until such unpaid interest is paid in full. Prior to the Conversion Date, each Bond shall be dated the Delivery Date thereof. Each Bond issued and authenticated from and after the Conversion Date shall be dated as of the Interest Payment Date next preceding the date of authentication thereof by the Trustee, unless such date of authentication shall be an Interest Payment Date, in which case such Bond shall be dated as of such Interest Payment Date; provided, however, that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds issued in lieu of Bonds surrendered for transfer or exchange may be dated as of the date to which interest has been paid in full on the Bonds surrendered; provided, further, that if the date of authentication shall be prior to the first Interest Payment Date for the Bonds, each Bond authenticated after the Conversion Date but before such first Interest Payment Date shall be dated the Conversion Date.

      If there shall occur a Determination of Taxability (as defined below), the interest rate on the Bonds shall be increased to the CRDA Taxable Rate, retroactive to the effective date of such Determination of Taxability. "Event of Taxability" with respect to the Bonds means a change of law or regulations or the interpretation thereof or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Authority made in connection with the issuance of the Bonds is or was untrue) which has the effect of causing interest payable on the Bonds to be or become subject to federal income taxation. "Determination of Taxability" with respect to Bonds the interest on which is, in the opinion of Bond Counsel to be delivered simultaneously with the issuance and delivery of such Bonds, excludable from gross income for federal income tax purposes pursuant to Section 103 of the Code shall be deemed to have been made upon the first to occur of the following events:

          (i) the date on which the Authority determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

           (ii) the date on which the Authority or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Authority or any other person or entity, or upon any review or audit of the Authority or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

           (iii) the date on which the Trustee or the Authority is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

           (iv) the date the Trustee shall have received written notice from any Bondholder that it has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

           (v) the date the Trustee shall have received written notice of any change in law or regulations or the interpretation thereof, or is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred and, in either case, receives a written opinion of nationally recognized bond counsel satisfactory to the Trustee that an Event of Taxability has occurred;

provided that no Determination of Taxability described in  clause
(i) shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Trustee, to the effect that an Event of Taxability has occurred, and provided further that if there shall occur a Determination of Taxability described in clauses (ii),
(iii), (iv) and (v), the Authority shall have the right, but not the obligation, to contest, at its own cost and expense, such determination by appropriate proceedings, either through its own action (if permitted by law) or by or on behalf of the Trustee or any Bondholder, and, in the event of any such contest, the interest rate on the Bonds shall not increase to the CRDA Taxable Rate unless and until such contest has been determined adversely to the Authority by a final order of any administrative body or court from which no appeal or review of right may be taken or obtained by the Authority (whether by the lapse of time for taking such appeal or applying for such review or otherwise); provided, however, that if such Determination of Taxability is retroactive, the interest on the Bonds shall increase to the CRDA Taxable Rate as of the effective date of such Determination of Taxability. The Trustee and the Bondholders shall cooperate with the Authority in good faith in pursuing any contest of any Determination of Taxability without expense or liability to the Trustee or any Bondholder.

          (C)  Maximum Term.  Forty (40) years.

          (D)  Redemption Provisions.

               (i)  Mandatory Sinking Fund Redemption.  The Bonds
will be subject to quarterly mandatory sinking fund redemption on each Prepayment Date, pro rata, at a redemption price equal to the principal amount thereof, without premium, plus accrued interest to the redemption date, to the extent the amount on deposit in the Debt Service Fund on the immediately preceding December 1, March 1, June 1 or September 1, as the case may be, exceeds the Debt Service Requirement coming due on such
Prepayment Date. If so directed by the Authority, on the date specified by the Authority, which date shall be at least thirty days prior to the next Prepayment Date, the Trustee shall apply any amount on deposit in the Debt Service Fund in excess of the Debt Service Requirement coming due on such Prepayment Date to the purchase of Bonds at prices not exceeding the outstanding Principal Amount of such Bonds plus accrued interest, if any, and such purchases shall be made by the Trustee as directed in writing from time to time by the Authority.

                (ii) Optional Redemption. The Bonds will be subject to redemption at the option of the Authority, in whole at any time or in part pro rata on any Interest Payment Date, at a redemption price equal to the Principal Amount thereof, without premium, plus accrued interest to the redemption date.

           (E) Security for the Bonds. (i) The Bonds shall be special, limited, obligations of the Authority payable solely from the Pledged Property. THE BONDS SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE STATE OR OF ANY POLITICAL SUBDIVISION THEREOF, INCLUDING CRDA, OTHER THAN THE AUTHORITY (TO THE LIMITED EXTENT SET FORTH THEREIN AND IN THE RESOLUTION) AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE STATE OR OF ANY POLITICAL SUBDIVISION THEREOF, INCLUDING CRDA, OTHER THAN THE AUTHORITY (TO THE LIMITED EXTENT SET FORTH THEREIN AND IN THE RESOLUTION) OR BE OR CONSTITUTE A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OR OF ANY POLITICAL SUBDIVISION

THEREOF,  INCLUDING CRDA.  NEITHER THE STATE  NOR  ANY  POLITICAL
SUBDIVISION THEREOF, INCLUDING CRDA, OTHER THAN THE AUTHORITY (TO THE LIMITED EXTENT SET FORTH THEREIN AND IN THE RESOLUTION) WILL BE OBLIGATED TO PAY THE PRINCIPAL OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF WILL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS. THE BONDS WILL BE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY
PLEDGED UNDER THE RESOLUTION AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE RESOLUTION FOR THE PAYMENT OF THE BONDS. THE BONDS SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OR GENERAL REVENUES OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

      THE PURCHASER, BY ITS EXECUTION OF THIS AGREEMENT AND PURCHASE OF THE BONDS, SHALL BE DEEMED TO AGREE AND ACKNOWLEDGE THAT THE PAYMENTS TO BE MADE BY CRDA UNDER THE PLEDGE AGREEMENT AND THE COLLECTION OF RECEIPTS TO MAKE SUCH PAYMENTS CANNOT BE ACCELERATED FOR ANY REASON, AND THE AMOUNT OF RECEIPTS CANNOT BE INCREASED TO ACCOMODATE SCHEDULED PAYMENTS ON THE BONDS OR FOR ANY REASON. ACCORDINGLY, THE OBLIGATION OF THE AUTHORITY TO PAY THE PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON THE BONDS ON EACH INTEREST PAYMENT DATE, PREPAYMENT DATE AND AT MATURITY SHALL BE LIMITED TO THE AMOUNTS ON DEPOSIT IN THE DEBT SERVICE FUND ON SUCH INTEREST PAYMENT DATE, PREPAYMENT DATE OR AT MATURITY, AS THE CASE MAY BE.

                (ii) Upon any sale of Bonds then held by a Donor, such Donor shall have the right in its sole discretion, but not the obligation, to deliver to the Trustee for the benefit of the Bondholders, a guarantee of the payment of the principal of, premium, if any, and interest on the Bonds executed by such Donor and/or any of its affiliates (the "Guarantee") and/or a Financing Facility, provided that such Donor shall first deliver to the Trustee an opinion of Bond Counsel stating that the execution and delivery of such Guarantee or Financing Facility shall not adversely affect the exclusion from gross income of interest on the Bonds for Federal income tax purposes. Any Guarantee or Financing Facility executed and delivered to the Trustee shall immediately become a part of the Pledged Property.

                (iii) Nothing contained in this Agreement shall be deemed a limitation upon the authority of the Authority to issue bonds, notes or other obligations under the Act secured by other income and funds other than the Pledged Property. Without limiting the generality of the immediately preceding sentence, Holders of the Bonds shall have no right or claim on any of the revenues or other assets held by the trustee under the General Resolution or any Special Project Bond Resolution or pledged thereunder or be entitled to any of the benefits of the General Resolution or any Special Project Bond Resolution.

           (F) Tax Exemption. Interest on each Series of Bonds shall, in the opinion of Bond Counsel to be delivered simultaneously with the issuance and delivery of such Bonds, be excludable from gross income for federal income tax purposes pursuant to Section 103 of the Code.

      5. Escrow Agreement. Mirage is simultaneously herewith entering into the Escrow Agreement and depositing with the Escrow
Agent $110,000,000 to be held and applied as provided therein.

      6. Initial Issuance of Bonds. The Authority shall, not later than five (5) business days after the date hereof, appoint a Trustee for the Bonds and cause its bond counsel to prepare and furnish to the Purchaser a form of Tax Regulatory Agreement setting forth the representations and procedures required in order for bond counsel to render its opinion as to the exclusion from gross income of interest on the Bonds for federal income tax purposes.

      7.    Representations and Warranties of the Purchaser.   By
its commitment to purchase of the Bonds, the Purchaser represents and warrants to the Authority that:

          (A) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investments of the general character of the Bonds. The Purchaser has made an independent investigation and evaluation of the Project, or has caused such investigation and evaluation to be made by persons it deems competent to do so. The Purchaser hereby expressly waives the right to receive any information pertaining to the Project, the State or CRDA from the Authority, the State or CRDA and relieves the Authority, the State and CRDA and their agents, representatives and attorneys of any liability for failure to provide such information.

            (B) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or similar laws of general application affecting the rights of creditors and by the application of general equity principles.

          (C) The Purchaser has not offered or sold and will not offer or sell the Bonds by means of any form of general advertising or solicitation. The Purchaser is purchasing the Bonds for its own account for investment and not with a view to the distribution or resale thereof, provided that the Purchaser reserves the right to dispose of the Bonds in compliance with federal and state securities laws, if in the future it is deemed desirable by the Purchaser to do so.

     8. Expenses. Costs of issuance of the Bonds shall be paid for as set forth in the Road Development Agreement.

     9. Conditions Precedent. The Purchaser's obligation to purchase each Series of Bonds under this Agreement shall be subject to the continued satisfaction on each Delivery Date of the following conditions, unless waived in writing by the
Purchaser:

           (A)   The  Road Development Agreement and  the  Escrow
Agreement and the funding obligations of the Purchaser and the Authority, respectively, thereunder shall be in full force and effect.

          (B) The Purchaser and CRDA shall have entered into the Donation Agreement, and the Donation Agreement shall be in full force and effect.

          (C) The Authority and CRDA shall have entered into the Pledge Agreement, and the Pledge Agreement shall be in full force and effect, and the Purchaser shall have received a certified copy of the Pledge Agreement.

          (D) All of the conditions precedent to the issuance of the Bonds set forth in the Resolution shall have been satisfied.

           (E) The Resolution shall not have been amended or supplemented without the consent of the Purchaser.

           (F)   There  shall be delivered an  opinion  of   bond
counsel to the Authority, addressed to the Trustee, CRDA and the Purchaser, substantially in the form annexed hereto as Exhibit A.

     10.  No Oral Change; Assignment.

          (A) This Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

           (B) The Authority may not assign any of its rights under this Agreement without the prior express written consent of the Purchaser. The Purchaser shall have the right to assign its obligation under this Agreement in whole or in part to any affiliate or subsidiary of the Purchaser or to any other casino licensee operating a casino hotel on the Marina Land, provided such assignee shall enter into a Donation Agreement with CRDA.

      11. Notices. Whenever notice is required to be given pursuant to the provisions of this Agreement, such notice shall be in writing and shall be deemed given when mailed by certified mail, return receipt requested (A) if to the Authority, at Milepost 21.3, Farley Service Plaza, Atlantic City Expressway, Elwood, New Jersey 08217; or (B) if to the Purchaser, at 3400 Las Vegas Blvd. So., Las Vegas, Nevada 89109, Attention:
General Counsel with a copy to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017,
Attention: Stanley Schlesinger, Esq.

      12. Law Governing. This Agreement shall be construed in accordance with and governed by the laws of the State.

      13. Headings. The headings of the paragraphs and subpara-graphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

      14. Counterparts. This Agreement may be executed simultan-eously in counterparts, by manual or facsimile signatures each of which counterparts shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

       15. Limitation of Liability of the Authority. The Authority's obligations hereunder are subject to the performance by the Purchaser of its obligations hereunder, and there shall be no recourse against the Authority (other than an action for specific performance to compel the Authority to issue and sell the Bonds as provided herein), the officers, members, agents and employees of the Authority, as such, or any of the property now or hereafter owned by it or them.

      16. Other Agreements. Nothing contained in this Agreement shall be deemed to limit the rights or remedies, at law or in equity, or reduce the obligations, of any party hereto, under any other agreement or instrument (including, without limitation, the Road Development Agreement or the Escrow Agreement) to which the parties hereto, or either of them, may be a party.

      IN WITNESS WHEREOF, the Purchaser and the Authority have executed this Bond Purchase Agreement as of the day and year first above written.


                              MIRAGE RESORTS, INCORPORATED



                              By:  /s/ BRUCE A. LEVIN
                                 --------------------------------
                                   Name:   BRUCE A. LEVIN
                                   Title:  VICE PRESIDENT


                              SOUTH JERSEY TRANSPORTATION
                                 AUTHORITY



                              By:  /s/ JAMES A. CRAWFORD
                                 --------------------------------
                                   Name:  JAMES A. CRAWFORD
                                   Title: EXECUTIVE DIRECTOR